Exhibit 10



November 13, 1996


American Paging, Inc.
1300 Godward Street NE Suite #3100
Minneapolis, MN 55413

Re:  Revolving   Credit  Agreement  dated  January  1,  1994,  as  amended  (the
     "Revolving Credit Agreement"), between American Paging, Inc.(the "Company") and Telephone and Data Systems, Inc. ("TDS")

Ladies and Gentlemen:

     This letter will constitute TDS's agreement to amend the Revolving Credit Agreement by changing all of the references to "$140,000,000" in the Revolving Credit Agreement to "$150,000,000." All of the other terms and conditions of the Revolving Credit Agreement shall remain in full force and effect.

     TDS also hereby waives all defaults or events of default by the Company under the Revolving Credit Agreement resulting from the violation of the covenant in Section 7(b)(2) of the Revolving Credit Agreement or the insolvency of the Company from the respective dates from any such default or event of default through January 2, 1998.

     Please acknowledge your agreement to this amendment by executing a copy of this letter and return it to the undersigned.

                                Very truly yours,

                                TELEPHONE AND DATA SYSTEMS, INC.


                                By:  /S/ MURRAY L. SWANSON
                                Murray L. Swanson
                                Executive Vice President - Finance


Accepted and agreed to as of the date set forth above by Terrence T. Sullivan, President of the Company, as acknowledged by Michelle M. Haupt, Controller of the Company.

                                AMERICAN PAGING, INC.


                                By:  /S/ MICHELLE M. HAUPT
                                Michelle M. Haupt
                                Controller



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